EXHIBIT 99(4)
                                                                   -------------


                          CONSENT OF JOSEPH M. MALLOTT

          Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Union Community Bancorp in such capacity.


                                                 /s/ Joseph M. Mallott
                                                 -------------------------------
                                                 Joseph M. Mallott


Date: October 4, 2001

                           CONSENT OF C. REX HENTHORN

          Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Union Community Bancorp in such capacity.


                                                 /s/ C. Rex Henthorn
                                                 -------------------------------
                                                 C. Rex Henthorn


Date: October 4, 2001


                            CONSENT OF MARK E. FOSTER

          Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Union Community Bancorp in such capacity.


                                                 /s/ Mark E. Foster
                                                 -------------------------------
                                                 Mark E. Foster


Date: October 4, 2001